UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2013, certain direct and indirect wholly-owned subsidiaries of Strategic Hotel Funding, L.L.C., the operating company of Strategic Hotels & Resorts, Inc. (the “Company”), entered into amendments with the Metropolitan Life Insurance Company, as lender (the “Lender”), to the cross-collateralized mortgage loans (the “Mortgage Loans”) secured by the Westin St. Francis and Fairmont Chicago hotels, effective as of September 1, 2013 (the “Amendments”). Pursuant to the Amendments, among other things, future principal amortization payments under the Mortgage Loans were eliminated subject to meeting certain financial and other requirements as set forth in the Amendments. Prior to the Amendments, the Mortgage Loans were subject to a 20-year principal amortization schedule. The Mortgage Loans will continue to bear interest at a fixed annual rate of 6.09% and are set to mature in June 2017.

The foregoing description of the Amendments is qualified in its entirety by reference to (i) the First Modification of Deed of Trust, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents, dated as of September 9, 2013, by and among the Lender, SHR St. Francis, L.L.C. and DTRS St. Francis, L.L.C., (ii) the First Modification of Subordinate Deed of Trust, Security Agreement and Fixture Filing, dated as of September 9, 2013, by and among the Lender, SHR St. Francis, L.L.C. and DTRS St. Francis, L.L.C., (iii) the First Modification of Mortgage, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents, dated as of September 9, 2013, by and among the Lender, SHC Columbus Drive, LLC and DTRS Columbus Drive, LLC and (iv) the First Modification of Subordinate Mortgage, Security Agreement and Fixture Filing, by and among the Lender, SHC Columbus Drive, LLC and DTRS Columbus Drive, LLC, copies of which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2013 which the Company intends to file in November 2013.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the Amendments is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

September 12, 2013	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary